UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARROW ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020. ARROW ELECTRONICS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. We are planning for the possibility that the Annual Meeting may allow participation by means of remote communication. If we take this step, we will publicly announce our determination in a press release available at investor.arrow.com/news as soon as practicable before the meeting. ARROW ELECTRONICS, INC. 9201 EAST DRY CREEK ROAD CENTENNIAL, COLORADO 80112 proxy materials and voting instructions. E98388-P33897 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For Holders as of: March 16, 2020 Date:May 13, 2020 Time:8:00 a.m. Mountain time Location:The Hilton Denver Inverness 200 Inverness Drive West Englewood, Colorado 80112

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods: marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E98389-P33897 Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote by Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote by Phone: You can use a touch-tone telephone to transmit your vote. Have your proxy card in hand when you call and follow the instructions. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTANNUAL REPORT How to View Online: following page) available and visit: www.proxyvote .com. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*:sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email to the address above. Include the information that is printed Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Requests must be received on or before April 24, 2020 to facilitate timely delivery.

The board of directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Barry W. Perry 02) William F. Austen 03) Steven H. Gunby 04) Gail E. Hamilton 05) Richard S. Hill 06) M.F. (Fran) Keeth 07) Andrew C. Kerin 08) Laurel J. Krzeminski 09) Michael J. Long 10) Stephen C. Patrick The board of directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Ernst & Young LLP as Arrow's independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve, by non-binding vote, named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E98390-P33897 Voting Items

E98391-P33897

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020. ARROW ELECTRONICS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. We are planning for the possibility that the Annual Meeting may allow participation by means of remote communication. If we take this step, we will publicly announce our determination in a press release available at investor.arrow.com/news as soon as practicable before the meeting. proxy materials and voting instructions. E98392-P33813 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For Holders as of: March 16, 2020 Date:May 13, 2020 Time:8:00 a.m. Mountain time Location:The Hilton Denver Inverness 200 Inverness Drive West Englewood, Colorado 80112

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E98393-P33813 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Barry W. Perry 02) William F. Austen 03) Steven H. Gunby 04) Gail E. Hamilton 05) Richard S. Hill 06) M.F. (Fran) Keeth 07) Andrew C. Kerin 08) Laurel J. Krzeminski 09) Michael J. Long 10) Stephen C. Patrick The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Ernst & Young LLP as Arrow's independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve, by non-binding vote, named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E98394-P33813 Voting Items

E98395-P33813 Voting Instructions